EXHIBIT 10.22

                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT is entered into as of May 5, 1997, ("Effective Date"), by and between Topro, Inc., a Colorado corporation (the "Employer"or "Company") and Douglas H. Kelsall (the "Employee"). In consideration of the mutual covenants contained in this Agreement, the Employer agrees to employ the Employee, and the Employee agrees to be employed by the Employer, upon the terms and conditions hereinafter set forth.

                                  ARTICLE I
           TERM OF EMPLOYMENT; SERVICES PRIOR TO COMMENCEMENT DATE;
                            ELECTION OF OFFICERS

     1.1 INITIAL TERM. The initial term of full-time employment hereunder shall be two years and will commence on July 16, 1997 ("Commencement Date").

     1.2 RENEWAL; NOTICE OF NON-RENEWAL. At the end of the initial term of this Agreement, and on each anniversary thereafter, the term of Employee's employment automatically will be extended for one additional year unless, at least 90 days before such anniversary, the Employer or the Employee shall have delivered to the other written notice that this Agreement will not be extended.

     1.3 SERVICES PRIOR TO COMMENCEMENT DATE. After the Effective Date and prior to the Commencement Date, Employee may be engaged on a part-time basis to work on projects assigned to Employee by Employer's President, and will be compensated for his services on an hourly basis at a rate of $50.00 per hour. Commencing June 16, 1997, Employee will devote three days per week to such duties, for compensation equal to a PRO RATA amount of the full-time base salary of $135,000 established in Section 3.1.

     1.4 ELECTION AS OFFICER. Employee's election to the offices of Vice President - Finance and Administration, Chief Financial Officer and Corporate Secretary shall be effective as of June 16, 1997.

                                  ARTICLE II
                           DUTIES OF THE EMPLOYEE

     2.1 DUTIES. The Employee shall be employed as the Company's Chief Financial Officer, Vice President - Finance and Administration, and, at the continued discretion of the Company's Board of Directors, as Corporate Secretary, with the responsibilities and authority customary for such officers including, but not limited to, those duties as from time to time may be assigned to Employee by the Company's Board of Directors. Employee shall have responsibility and authority for directing and managing all of the Company's financial affairs, including financial reporting, acquisition development and negotiation, capitalization programs and banking relationships. Employee shall also manage the Company's Human Relations functions, including benefit program administration and regulatory compliance, and will supervise the Company's accounting and human relations staff. Employee shall report directly to the Chief Executive Officer ("CEO") of the Company.

     2.2 EXTENT OF DUTIES. Subject only to the foregoing, Employee shall devote all of his working time, efforts, attention and energies to the business of the Employer.

                               ARTICLE III
                       COMPENSATION OF THE EMPLOYEE

     3.1 BASE COMPENSATION; SIGNING BONUS. As compensation for services rendered under this Agreement, the Employee will be paid an annual base salary of not less than $135,000 during the first year of this Agreement and an annual base salary of not less than $145,000 during the second year of this Agreement, to be paid in accordance with Employer's normal payroll practices. The annual base salaries specified herein may be increased from time to time at the discretion of the Employer's Board of Directors. If increased, the Employee's annual base salary shall not thereafter be decreased without the Employee's consent. The Employee's annual base salary shall not be deemed exclusive compensation and shall not prevent Employee from participating in any other compensation or benefit plan of Employer. In addition, on the Commencement Date, Employee shall be paid a signing bonus of $10,000.00 cash, which shall be in addition to all other compensation payable hereunder.

              3.2 SHORT-TERM INCENTIVE COMPENSATION PROGRAM. Employee shall be eligible to participate in any performance bonus program which may be established by the Company for its officers. The program currently contemplated would provide the opportunity for officers, including Employee, to earn annual bonuses which would average 50% of base salary over a five year term. As of the date of this Agreement, such program has not been fully designed and adopted. The Employee shall receive bonuses, pursuant to such program or otherwise, of at least $15,000 for services provided during the first year of this Agreement, such bonuses to be paid at the first and the second anniversary date, respectively, of this Agreement. Such bonuses shall not vest or become payable if this Agreement has been terminated by Employee or by Employer for Cause (hereafter defined) prior to such anniversary date. The first year bonus shall vest and become payable if this Agreement is terminated by Employer pursuant to Sections 5.1.b., 5.1.c. or 5.1.e. after the Commencement Date and prior to the first anniversary date. The second year bonus shall vest and become payable if this Agreement is terminated by Employer pursuant to Sections 5.1.b., 5.1.c. or 5.1.e. after the first and prior to the second anniversary date. These specific annual amounts represent minimum annual bonus compensation and shall not preclude Employee from receiving additional bonus or incentive compensation granted in accordance with Company programs or in the discretion of the Board of Directors.

     3.3  LONG-TERM INCENTIVE COMPENSATION PROGRAM.

     a. Employee shall receive incentive compensation for his services hereunder through the grant of stock purchase options (the "Options") as set forth herein. On the Effective Date, the Company shall grant to Employee Options exercisable as set forth herein to purchase 300,000 shares of the Company's Common Stock, at the prices per share set forth below, which prices shall be based upon the average of the closing price of the Company's Common Stock as reported by Nasdaq for the ten trading days prior to the Effective Date (such closing price hereafter referred to as the "Market Price"). The Options shall expire on May 4, 2007, (the "Option Expiration Date"), provided, however, that all Options shall expire on the date 90 days following any termination of employment by Employee pursuant to Section 5.1.e and shall expire on the Date of Termination if employment is terminated by Employer for Cause. Subject to the provisions of Section 3.3.b. below, the Options shall become exercisable on the initial exercise dates set forth below, provided that no Option shall become exercisable if the Employee's employment has been terminated, or if Notice of Termination (hereafter defined) has been given by Employee or Employer, before the initial exercise dates specified below:

          (i) on the day following the Commencement Date, 100,000 Options shall become exercisable to purchase an aggregate of 100,000 shares of Common Stock at a price per share equal to the Market Price;

          (ii) on the day following the first anniversary of the Commencement Date, 100,000 Options shall become exercisable to purchase an aggregate of 100,000 shares of Common Stock at a price per share equal to 150% of the Market Price; and

          (iii) on the day following the third anniversary of the Commencement Date, 100,000 Options shall become exercisable to purchase an aggregate of 100,000 shares of Common Stock at a price per share equal to 175% of the Market Price.

     b. Regardless of the initial exercise dates set forth above, all unexercised options shall become immediately exercisable in the event of a "Change of Control," which, for purposes of this Agreement, shall be defined as the occurrence of one of the following events:

          (i) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or any "person" who on the date hereof is a director or officer of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, other than in connection with a merger or business combination by the Company of another entity in which the Company is the surviving entity and which does not result in a change in the majority of the

          Board of Directors upon the effective date of such merger or business combination, or

          (ii) during any period of two consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     c. Employee understands that the Options and underlying shares are "restricted securities" under the Securities Act of 1933 (the "Act") and applicable state statutes. The Company intends to file a registration statement on Form S-8 with the Securities and Exchange Commission at a future date, and will include in such registration statement the Shares underlying the Options granted pursuant hereto to the extent permissible under the Act to permit the Company to issue "free trading" shares to Employee upon exercise of the Options. The Company will use its best efforts to maintain a current and effective Form S-8 Registration Statement while any of the Options are exercisable. At any time when: (i) any Option is exercisable; and (ii) the Company does not have a current and effective Form S-8; and (iii) the Company files a registration statement under the Act (including a "post-effective amendment" to a previous registration statement) which relates to a current offering of securities of the Company or any securityholder of the Company (except in connection with an offering registered on Form S-4, or any other inappropriate form(s)); then, the Company shall be obligated to offer to the Employee the opportunity to include in the registration statement the shares underlying the Options which are exercisable or which have been exercised; PROVIDED, HOWEVER, that if the offering to which the proposed registration statement relates is an underwritten offering and such underwriter objects to the inclusion of such shares in such registration statement, the Company shall be under no obligation to include the shares unless shares held by other selling securityholders are included therein, in which case the Employee shall be entitled to have his shares included pro rata with all other selling securityholders whose shares are to be included in the registration statement. The Company shall give 30 days' prior written notice to the Employee of the Company's intention to file a registration statement under the Act, which notice shall constitute an offer to the Employee to have his shares included in such registration statement, and the Employee shall notify the Company in writing within ten days thereafter if the Employee desires to accept such offer. Neither the delivery of such notice nor the acceptance by the Employee of such offer shall obligate the Company to file such registration statement and, notwithstanding the actual filing of the registration statement, the Company may at any time prior to its effectiveness elect not to pursue the registration without liability to the Employee. Employee further understands and acknowledges that the Company cannot guarantee that any registration statement will remain current and effective until the Option Expiration Date, and that shares issued upon exercise of the Options at any time when the Company does not have a current and effective registration statement may not be sold except pursuant to exemptions from registration, which, if available, may require a holding period prior to sale.

     d. Employee represents and acknowledges that the issuance of securities hereunder is intended solely as compensation for the services provided pursuant to this Agreement, and that the payment in securities is not intended by the Company to be and has not been construed by Employee to be a promise of continued employment by the Company, nor as a promise of renewal of this Agreement or of the continuation of the relationship of the parties beyond the term of this Agreement. Employee represents that the securities to be acquired as compensation for his services hereunder are being acquired by Employee for his own account and not on behalf of any other person, and that the Securities are being acquired for investment purposes and not for distribution. Employee represents that an investment in the Securities is a suitable investment for Employee, taking into consideration the restrictions on transferability affecting the Securities.


     3.4  BENEFITS.

          a. Employee shall be entitled to paid vacation and all paid holidays customarily extended to executive employees, and shall be entitled to a minimum of three weeks paid vacation during the first year of this Agreement.

          b. Employee shall be entitled to participate in all of Employer's employee benefit plans and employee benefits, including any retirement, 401(k), pension, profit-sharing, stock option, insurance, hospital or other plans and benefits which now may be in effect or which may hereafter be adopted, it being understood that Employee shall have the same rights and privileges to participate in such plans and benefits as any other executive employee. Participation in any benefit plans shall be in addition to the compensation otherwise provided for in this Agreement.

          c. Employer shall provide an automobile allowance of $300.00 per month to reimburse and compensate Employee for reasonable expenses of maintaining one automobile for Employee's use.

          d. Employer will assume payment of reasonable dues related to Employee's membership in professional associations.

     3.5 EXPENSES. Employee shall be reimbursed promptly for all reasonable expenses incurred by Employee in the performance of his duties hereunder following Employer's customary practice.

     3.6 NON-EXCLUSIVE PROVISIONS. None of the provisions of this Article III shall be deemed to limit additional compensation which the Employer's Board of Directors may grant to Employee.

                                 ARTICLE IV
                     NON-COMPETITION; CONFIDENTIALITY

     4.1 The Employee will offer to the Employer any investment or other opportunity of which he becomes aware in the process control and systems integration industries (including, without limitation, software product development) or in the other areas of business in which the Company operates. If the Board of Directors of the Employer refuses the opportunity to participate in such investment or other opportunity, the Employee may do so as permitted by Section 4.2 hereof and otherwise only if the Employer's Board of Directors consents thereto.

     4.2 Notwithstanding the above, the Employee may make passive investments in companies involved in the process control and systems integration industries or other industries in which the Company operates, provided any such investment does not exceed a 5% equity interest. Employee may acquire an equity interest exceeding 5% only if a majority of the Employer's Board of Directors consents thereto.

     4.3 Except as provided in Sections 4.1 and 4.2 hereof, during the term of this Agreement the Employee may not participate in the process control or systems integration industries or other areas of business in which the Company is engaged except through and on behalf of the Company.

     4.4 a. The Employee recognizes and acknowledges that the information, business, customer list and any other trade secret or other secret or confidential information relating to Employer's business as they may exist from time to time are valuable, special and unique assets of Employer's business. Therefore, Employee agrees as follows:

          (i) that Employee will hold in strictest confidence and not disclose, reproduce, publish or use in any manner, whether during or subsequent to this employment, without the express authorization of the Board of Directors of the Employer, any information, business, customer lists of other employees of Employer, or any other secret or confidential matter relating to any aspect of the Employer's business, except as such disclosure or use may be required in connection with Employee's work for the Employer or by court order or subpoena;

          (ii) that upon request or at the time of leaving the employ of the Employer the Employee will deliver to the Employer, and not keep or deliver to anyone else, any notes, memoranda, documents and, in general, any and all material relating to the Employer's business; and

          (iii) that the Board of Directors of Employer may from time to time designate other subject matters requiring confidentiality and secrecy that shall be covered by the terms of this Agreement.

     b. The restrictions imposed by this Section 4.4 shall not apply to information which is publicly disclosed by the Company or otherwise within the public domain through no fault or action or failure to act of Employee or rightfully received by Employee from a third party without restrictions on disclosure or use.

     c. In the event of Employee's breach or threatened breach of the provisions of this paragraph 4.4, the Employer shall be entitled to an injunction (i) restraining the Employee from disclosing, in whole or in part, any information as described above or from rendering any services to any person, firm, corporation, association or other entity to whom such information, in whole or in part, has been disclosed or is threatened to be disclosed, and/or (ii) requiring that Employee deliver to Employer all information, documents, notes, memoranda and any other material as described above upon Employee's leave of the employ of the Employer. Nothing herein shall prohibit the Employer from pursuing other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee.

     d. In addition to the confidential information described above, Employee agrees that prior to the Commencement Date, the existence of this Agreement is considered by the Company to be confidential and Employee agrees not to disclose this Agreement or Employee's contemplated employment by the Company to any party prior to the Company's announcement of these matters.

                                  ARTICLE V
                         TERMINATION OF EMPLOYMENT

     5.1 TERMINATION. The Employee's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

     a. BY EMPLOYEE. Upon the occurrence of any of the following events, this Agreement may be terminated by the Employee by written notice to Employer:

          (i) if Employer makes a general assignment for the benefit of creditors, files a voluntary bankruptcy petition, files a petition or answer seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law, or any petition or application for the involuntary bankruptcy of Employer, or other similar proceeding, has been filed in which an order for relief is entered or which remains undismissed for a period of thirty days or more, or Employer seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of Employer or any material part of its assets;

          (ii) a decision by Employer to terminate its business and liquidate its assets; or

          (iii) Employer's breach of any of the terms of this Agreement which breach is not cured by Employer within 15 business days after notice from Employee.

          (iv)  within 90 days following a Change in Control of the Company.

     b.  DEATH.  This Agreement shall terminate upon the death of Employee.

     c. DISABILITY. The Employer may terminate this Agreement due to Employee's permanent disability only in accordance with Employer's policy applicable to other employees.

     d. CAUSE. The Employer may terminate the Employee's employment hereunder for Cause. For purposes of this Agreement, the Employer shall have "Cause" to terminate the Employee's employment hereunder only upon the following: (i) the continued failure by the Employee substantially to perform his duties hereunder (other than any such failure resulting from the Employee's incapacity due to physical or mental illness), after demand for substantial performance is delivered by the Employer; or (ii) misconduct by the Employee that is deemed by the Board of Directors to be harmful to the Employer, monetarily or otherwise; or (iii) the violation by the Employee of the provisions of this Agreement.

     e. BY EMPLOYER OR EMPLOYEE OTHER THAN FOR CAUSE. In any other case, the Company and the Employee shall have the right to terminate this Agreement upon 90 days' prior written notification to the other party.

     5.2 NOTICE OF TERMINATION. Any termination of the Employee's employment by the Employer or by the Employee (other than termination pursuant to subsection 5.1 (b) above) shall be communicated by written notice ("Notice of Termination") sent to the other party in accordance with Section
7.5 hereof.

     5.3 DATE OF TERMINATION. "Date of Termination" shall mean (i) if the Employee's employment is terminated by his death, the date of his death; and
(ii) if the Employee's employment is terminated for any other reason, the date specified in a Notice of Termination by Employer or Employee, which date shall not be less than 90 days after the date of the Notice of Termination.

     5.4  PAYMENTS FOLLOWING TERMINATION OR NON-RENEWAL.

     a.   In the event of termination of this Agreement by Employee pursuant to
     Section 5.1(a) (iv) or by Employer pursuant to Section 5.1(e) within one year following a Change in Control of the Company, the Employee will receive (i) continuation of base salary payments for 24 months following the Date of Termination; (ii) full and immediate vesting exercisability of all stock options and stock appreciation rights or other benefits consisting of or related to securities granted under this Agreement; and
     (iii) payment of any accrued bonus.

     b. Following the termination of this Agreement pursuant to Section 5.1(b), Employer shall pay to Employee's estate the compensation that would otherwise be payable through the end of the month in which his death occurs.

     c.   Upon temporary or permanent disability of the Employee as described in
     Section 5.1(c) hereof, whether or not the Employer elects to terminate this Agreement, Employee shall receive such compensation and benefits, if any, as are payable to employees generally in accordance with the policy of Employer.

     d. If this Agreement is terminated by Employer other than for Cause, Employer shall continue to pay to the Employee his base salary as then in effect for a period of six months following the Date of Termination, which payments shall constitute severance pay.

     e. In the event this Agreement is not renewed by Employer at the end of the initial or any subsequent term, Employer shall continue to pay to the Employee his base salary as then in effect for a period of six months following the Date of Termination.

     5.5 REMEDIES. Any termination of this Agreement shall not prejudice any other remedy to which the Employer or Employee may be entitled, either at law, equity, or under this Agreement.

                                 ARTICLE VI
                              INDEMNIFICATION

     6.1 INDEMNIFICATION. To the fullest extent permitted by applicable law, Employer agrees to indemnify, defend and hold Employee harmless from any and all claims, actions, costs, expenses, damages and liabilities, including, without limitation, reasonable attorneys' fees, hereafter or heretofore arising out of or in connection with activities of Employer or its employees, including Employee, or other agents in connection with and within the scope of his employment by Employer or by reason of the fact that he is or was a director or officer of Employer or any affiliate of Employer. To the fullest extent allowed by applicable law, Employer shall advance to Employee expenses of defending any such action, claim or proceeding. However, Employer shall not indemnify Employee or defend Employee against, or hold him harmless from any claims, damages, expenses or liabilities, including attorneys' fees, resulting from the gross negligence or willful misconduct of Employee. The duty to indemnify shall survive the expiration or early termination of this Agreement as to any claims based on facts or conditions which occurred or are alleged to have occurred prior to expiration or termination.

                               ARTICLE VII
                           GENERAL PROVISIONS

     7.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     7.2 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in the City and County of Denver, Colorado in accordance with the rules then existing of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof.

     7.3 ENTIRE AGREEMENT. This Agreement supersedes any and all other Agreements, whether oral or in writing, between the parties with respect to the employment of the Employee by the Employer. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by either party, or anyone acting on behalf of any party, that are not embodied in this Agreement, and that no agreement, statement, or promise not contained in this Agreement shall be valid or binding.

     7.4 SUCCESSORS AND ASSIGNS. This Agreement, all terms and conditions hereunder, and all remedies arising here from, shall inure to the benefit of and be binding upon Employer, any successor in interest to all or substantially all of the business and/or assets of Employer (whether by merger, consolidation or otherwise), and the heirs, administrators, successors and assigns of Employee. Except as provided in the preceding sentence, the rights and obligations of the parties hereto may not be assigned or transferred by either party without the prior written consent of the other party.

     7.5 NOTICES. For purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed given if delivered by hand or overnight courier or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice), and shall be deemed given on the date on which so hand-delivered, or on the business day following the day on which sent by overnight courier, or on the third business day following the date on which so mailed:

     If to Employee:      Douglas H. Kelsall
                          6117 E. Princeton Ave.
                          Cherry Hills, CO 80111

     If to Employer:      Topro, Inc.
                          Attn:  John Jenkins, President and CEO
                          2525 West Evans Avenue
                          Denver,  CO  80219

     7.6 SEVERABILITY. If any provision of this Agreement is prohibited by or is unlawful or unenforceable under any applicable law of any jurisdiction as to such jurisdiction, such provision shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

     7.7 SECTION HEADINGS. The section headings used in this Agreement are for convenience only and shall not affect the construction of any terms of this Agreement.

     7.8 SURVIVAL OF OBLIGATIONS. Termination of this Agreement for any reason shall not relieve Employer or Employee of any obligation accruing or arising prior to such termination.

     7.9 AMENDMENTS. This Agreement may be amended only by written agreement of both Employer and Employee.

     7.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute only one legal instrument. This Agreement shall become effective when copies hereof, when taken together, shall bear the signatures of both parties hereto. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     7.11 FEES AND COSTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary disbursements in addition to any other relief to which that party may be entitled.

     IN WITNESS WHEREOF, the Employer and the Employee have executed this Agreement to be effective as set forth above.

                                      "EMPLOYER"
                                       TOPRO, INC.


                                       By /s/ JOHN JENKINS
                                         ----------------------------------
                                         John Jenkins, President and CEO

                                       "EMPLOYEE"


                                       By /s/ DOUGLAS H. KELSALL
                                         ----------------------------------
                                         Douglas H. Kelsall

                           STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT entered into as of the 5th day of May, 1997, by and between Topro, Inc., a Colorado corporation (the "Corporation"), and Douglas H. Kelsall (the "Recipient").

     Pursuant to the Employment Agreement dated May 5, 1997 (the "Employment Agreement") by and between the Corporation and the Recipient, and in accordance with its 1997 Stock Option and Bonus Plan (the "Plan"), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires to provide the Recipient with an opportunity to acquire $.0001 par value common stock ("Common Stock") of the Corporation on favorable terms and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

          1. CONFIRMATION OF GRANT OF OPTION. The Corporation confirms that the Recipient has been granted on May 5, 1997 (the "Date of Grant"), as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, Non-qualified Stock Options pursuant to Section 5(b) of the Plan (the "Options") to purchase an aggregate of 300,000 shares of Common Stock, on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 7 hereof. The Recipient will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Options until such shares shall have been purchased through the exercise of the Options and have been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

     2. OPTION PRICE. The Options will be exercisable at the prices (the "Option Price") per share set forth below, which prices are based upon the average of the closing price of the Corporation's Common Stock as reported by Nasdaq for the ten trading days prior to the Date of Grant (such closing price hereafter referred to as the "Market Price"), subject to adjustment as provided in Paragraph 7 hereof.

     3.   EXERCISE OF OPTION.

          (a) Except as otherwise provided in Section 6 of the Plan and Paragraph 4 below, and further subject to the provisions of Section 3(b) below, the Options shall become exercisable on the initial exercise dates set forth below, provided that no Option shall become exercisable if the Recipient's employment has been terminated, or if Notice of Termination pursuant to the Employment Agreement has been given by Recipient or Employer, before the initial exercise dates specified below:

          (i) on July 17, 1997, 100,000 Options shall become exercisable to purchase an aggregate of 100,000 shares of Common Stock at an Option Price of $1.42 (equal to the Market Price);

          (ii) on July 17, 1998, 100,000 Options shall become exercisable to purchase an aggregate of 100,000 shares of Common Stock at an Option Price of $2.13 (equal to 150% of the Market Price); and

          (iii) on July 17, 2000, 100,000 Options shall become exercisable to purchase an aggregate of 100,000 shares of Common Stock an Option Price of $2.485 (equal to 175% of the Market Price).

          (b) Regardless of the initial exercise dates set forth above, all unexercised Options shall become immediately exercisable in the event of a "Change of Control," which, for purposes of this Agreement, shall be defined as the occurrence of one of the following events:

          (i) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who on the date hereof is a director or officer of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities, other than in connection with a merger or business combination by the Corporation of another entity in which the Corporation is the surviving entity and which does not result in a change in the majority of the Board of Directors upon the effective date of such merger or business combination, or

          (ii) during any period of two consecutive years during the term of the Employment Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

          (c) The Options may be exercised in whole or in part from time to time by notice and payment to the Corporation of the applicable Option Price as provided in Section 6(e) of the Plan, subject to the limitations of Paragraph 4 below.

     4. TERM OF OPTIONS. The term of the Options will be through May 4, 2007, subject to earlier termination or cancellation as provided in this Agreement. All Options shall expire on the date 90 days following any termination of employment by Recipient pursuant to Section 5.1.(e) of the Employment Agreement and shall expire on the Date of Termination (as defined in the Employment Agreement) if employment is terminated by Employer for Cause pursuant to Section 5.1.(d) of Employment Agreement.

     5. TRANSFERABILITY RESTRICTION. The Options may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Options or any attempt to make any such levy of execution, attachment or other process will cause the Options to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Options under the foregoing provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

     6. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The Recipient's rights to exercise the Options upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

     7. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

     8. REGISTRATION OBLIGATION OF THE CORPORATION. Recipient understands that unless registered under the Securities Act of 1933 (the "Act") and applicable state statutes, the Options and underlying shares are "restricted securities" under the Act. Under the Employment Agreement, the Recipient has been granted certain registration rights, as follows: the Corporation intends to file a registration statement on Form S-8 with the Securities and Exchange Commission at a future date and will include in such registration statement the Common Stock underlying the Options granted pursuant hereto to the extent permissible under the Act to permit the Corporation to issue "free trading" shares of Common Stock to Recipient upon exercise of the Options. The Corporation will use its best efforts to maintain a current and effective Form S-8 Registration Statement while any of the Options are exercisable. At any time when: (i) any Option is exercisable; and (ii) the Corporation does not have a current and effective Form S-8; and (iii) the Corporation files a registration statement under the Act (including a "post-effective amendment" to a previous registration statement) which relates to a current offering of securities of the Corporation or any securityholder of the Corporation (except in connection with an offering registered on Form S-4, or any other inappropriate form(s)); then, the Corporation shall be obligated to offer to the Recipient the opportunity to include in the registration statement the shares of Common Stock underlying the Options which are exercisable or which have been exercised; PROVIDED, HOWEVER, that if the offering to which the proposed registration statement relates is an underwritten offering and such underwriter objects to the inclusion of such shares in such registration statement, the Corporation shall be under no obligation to include such shares unless shares held by other selling securityholders are included therein, in which case the Recipient shall be entitled to have such shares included pro rata with all other selling securityholders whose shares are to be included in the registration statement. The Corporation shall give 30 days' prior written notice to the Recipient of the Corporation's intention to file a registration statement under the Act, which notice shall constitute an offer to the Recipient to have such shares included in such registration statement, and the Recipient shall notify the Corporation in writing within ten days thereafter if the Recipient desires to accept such offer. Neither the delivery of such notice nor the acceptance by the Recipient of such offer shall obligate the Corporation to file such registration statement and, notwithstanding the actual filing of the registration statement, the Corporation may at any time prior to its effectiveness elect not to pursue the registration without liability to the Recipient. Recipient further understands and acknowledges that the Corporation cannot guarantee that any registration statement will remain current and effective while the Options are exercisable, and that shares issued upon exercise of the Options at any time when the Corporation does not have a current and effective registration statement may not be sold except pursuant to exemptions from registration, which, if available, may require a holding period prior to sale. The Recipient acknowledges that all certificates for the shares issued upon exercise of the Options will bear the following legend unless such shares are registered under the Act prior to their issuance:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Corporation.

     The Recipient further understands and agrees that unless a Form S-8 registration statement is effective, the Option may be exercised only if at the time of such exercise the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Act and applicable state laws.

     9. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o John Jenkins, President, at 2525 W. Evans Ave., Denver, CO 80219. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 9.

     10. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Act, Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

     11. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

     12. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

     13. CONFLICTS WITH THE PLAN. If any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern.

     Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                       TOPRO, INC.



                                       By: /s/ JOHN JENKINS
                                          ----------------------------------
                                          John Jenkins, President

     The undersigned Recipient understands the terms of this Option Agreement and acknowledges receipt of a copy of the Plan and hereby agrees to comply therewith.


                                       /s/ DOUGLAS H. KELSALL
                                       ------------------------------------
                                       Recipient: Douglas H. Kelsall